Exhibit 10(i)

            [Letterhead of Wolf, Block, Schorr and Solis-Cohen LLP]



Albert C. Braslow
Direct Dial:  (215) 977-2030
Direct Fax:   (215) 405-2930
E-Mail:  abraslow@wolfblock.com



                                October 4, 2000

VIA TELECOPY AND
FIRST-CLASS MAIL

Rick Bailey, President
Gateway Distributors, Ltd.
d/b/a The Right Solution
500 East Cheyenne Avenue
North Las Vegas, NV  89030

        RE: Koken, Insurance Commissioner v. Jutland Enterprises, Inc. Commonwealth Court of Pennsylvania, No. 294 M.D. 1994 Maleski, Insurance Commissioner v. Jutalnd Enterprises, Inc. New Jersey Superior Court, No. SOM-L-871-95

Dear Mr. Bailey:

     This is to confirm that our client has agreed to cause the above-two captioned judgments ("the Judgements") to be satisfied upon the following terms and conditions:

          1. On or before October 11, 2000, you shall provide me with a payment in the amount of $5,000;

          2. On or before November 10, 2000, you shall provide me with a payment in the amount of $5,000;

          3. On or before December 31, 2000, you shall provide me with a payment in the amount of $40,000;

          4. All payments shall be made by certified check payable to Statutory Liquidator of Corporate Life Insurance Company and shall be mailed or delivered to me;

          5. Upon timely receipt of all required payments as set forth above, our client shall cause the Judgments to be satisfied;

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          6.   In the event that any payment is not  received by me on or before the date it is due (with time being of the essence), the Judgments shall not be satisfied, and our client shall retain all monies paid pursuant to this agreement.

        Please signify your agreement with the above terms and conditions by signing and faxing back to me the enclosed copy of this letter.


                                                Very truly yours,


                                                /s/ Albert C. Braslow
                                                Albert C. Braslow
                                     For Wolf, Block, Schorr and Solis-Cohen LLP

ACB:jc


AGREED AS ABOVE:

GATEWAY DISTRIBUTORS, LTD.
d/b/a THE RIGHT SOLUTION

By:  /s/ Rick Bailey
    -----------------
     Rick Bailey, President





















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